UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2015

Dreyfus International Funds, Inc.

-           Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Emerging Markets Fund

SEMIANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Fund, covering the six-month period from June 1, 2015, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. The reporting period began in the wake of rising U.S. stock prices over the spring of 2015, which drove some broad measures of market performance to new record highs. Although those gains were more than erased over the summer of 2015 when global economic instability undermined investor sentiment, a renewed rally in the fall helped mitigate losses. Most large-cap stock indices ended the reporting period with flat to mildly negative returns, while smaller stocks lost some value. International stocks mostly provided negative returns, but developed markets fared far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced generally flat total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation

December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015, through November 30, 2015, as provided by Warren Skillman and Gaurav Patankar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2015, Dreyfus Emerging Markets Fund’s (the “fund”) Class A shares produced a total return of -19.03%, Class C shares returned -19.28%, Class I shares returned -18.89%, and Class Y shares returned -18.79%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a -17.67% total return for the same period.2

A number of global macroeconomic challenges, including plummeting commodity prices, drove emerging market equities substantially lower over the reporting period. The fund lagged its benchmark in this challenging environment, primarily due to shortfalls in China and Brazil.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. The fund considers emerging market countries to be generally all companies represented by the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends. We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Challenging Macroeconomic Conditions Undermined Markets

Several ongoing macroeconomic developments led to a highly volatile reporting period for emerging market equities. Slowing demand for industrial materials from the decelerating Chinese economy and falling global petroleum prices pressured many of the world’s commodity exporting nations, such as Russia and Brazil. In China itself, persistent economic weakness and a currency devaluation drove stocks sharply lower over the summer of 2015. India’s rate of domestic growth disappointed investors who expected more from a new, business-friendly government. Emerging market stocks were further undermined for American residents by a strengthening U.S. dollar against most local currencies. Markets more heavily leveraged to defensive sectors, such as the Philippines, and those more closely tied to the growing U.S. economy, such as Mexico, tended to perform better.

China and Brazil weighed on Relative Performance

Our fundamentals-based approach proved relatively ineffective in the midst of broad-based selling pressure. Results were especially disappointing in China, where the fund held overweighted exposure. Lianhua Supermarket Holdings more than gave back previous gains due to heightened competitive and wage pressures. Baoxin Auto Group and other automotive services companies struggled with sluggish demand for repair and maintenance services. An overweighted position in Brazil also hurt relative results when the Brazilian real

DISCUSSION OF FUND PERFORMANCE (continued)

lost considerable value and local inflationary pressures increased in a recessionary environment. Materials producers such as steelmaker Gerdau were hit particularly hard by falling commodity prices, while energy producer Petroleo Brasileiro struggled with lower oil prices and legal issues. Holdings in Taiwan’s information technology sector also fared relatively poorly. For example, electronic components maker MediaTek encountered greater competition in its smartphone memory business. From an industry group perspective, the fund’s relative performance was most hindered by the consumer staples and information technology sectors.

On a more positive note, the fund achieved better relative results through overweighted exposure to Korean equities. Auto parts distributor Hyundai Mobis advanced after gaining market share in the sale of environmentally sensitive technologies. Department stores operator Shinsegae reported better-than-expected earnings driven by strong results from its duty-free business unit. Telecommunications services provider KT Corp. held up well in an improving pricing environment. Hungarian stocks generally produced positive absolute returns over the reporting period, and the fund benefited from its position in pharmaceutical developer Gedeon Richter, which posted robust financial results stemming from its expansion from generic drugs into branded medicines. Although underweighted exposure to Mexico weighed somewhat on relative performance, the allocation shortfall was more than offset by Controladora Vuela Compania de Aviacion, operating as low-cost airline Volaris Aviation, which gained value as a result of lower fuel prices, accelerating customer demand, and increased carrying capacity. Holdings in the utilities and energy sectors produced relatively strong results over the reporting period.

Taking Advantage of Attractive Stock Valuations

We see significant opportunity for recovery in the emerging markets as economic conditions improve in the developed world. Therefore, we have added to positions that our research indicates were punished too severely during the recent downturn. As of the reporting period’s end, the fund held overweighted exposure to Brazil, Korea, China, and India, but we have identified relatively few opportunities in South Africa and Taiwan. Among market sectors, we have shifted some assets from the industrials and materials sectors to the consumer discretionary and energy sectors.

December 17, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1   Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  SOURCE: Lipper Inc. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.92	$ 11.30	$ 6.79	$ 5.89
Ending value (after expenses)	$809.70	$807.20	$811.10	$812.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 8.82	$ 12.58	$ 7.57	$ 6.56
Ending value (after expenses)	$1,016.25	$1,012.50	$1,017.50	$1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C, 1.50% for Class I and 1.30% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2015 (Unaudited)

Common Stocks - 96.5%	Shares		Value ($)
Brazil - 8.4%
BM&FBovespa	1,191,900		3,502,689
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	886,153		4,280,119
Cia Hering	612,600		2,389,282
Duratex	1,619,100		2,803,817
Gerdau, ADR	1,286,270		2,032,307
Hypermarcas	246,600	[a]	1,427,718
Itau Unibanco Holding, ADR	842,843		5,967,328
Magnesita Refratarios	2,155,400	[a]	1,654,572
Mills Estruturas e Servicos de Engenharia	637,100	[a]	559,871
Oi	320,187	[a]	254,549
Petroleo Brasileiro, ADR	1,250,323	[a]	5,964,041
Telefonica Brasil, ADR	347,932		3,263,602
Vale, ADR	793,860		2,127,545
			36,227,440
Chile - 1.3%
Cencosud	1,243,656		2,747,541
ENTEL Chile	315,710		2,883,172
			5,630,713
China - 16.9%
Anhui Conch Cement, Cl. H	1,497,500		4,084,907
Baoxin Auto Group	1,958,100		813,197
China Communications Services, Cl. H	16,236,000		6,261,166
China Construction Bank, Cl. H	18,819,399		12,937,131
China Life Insurance, Cl. H	1,303,000		4,495,450
China Railway Construction, Cl. H	748,500		994,338
China Shenhua Energy, Cl. H	2,213,500		3,454,378
China ZhengTong Auto Services Holdings	1,847,000		755,146
CNOOC	5,283,000		5,846,190
Dongfeng Motor Group, Cl. H	670,000		910,795
Guangzhou Automobile Group, Cl. H	4,343,603		4,156,799
Industrial & Commercial Bank of China, Cl. H	18,066,590		10,928,336
Lianhua Supermarket Holdings, Cl. H	6,950,000	[a]	2,931,147
Ping An Insurance Group Company of China, Cl. H	895,000		4,900,109
Weichai Power, Cl. H	5,602,000		5,780,137
West China Cement	9,158,000		1,830,785
Wumart Stores, Cl. H	2,591,000	[a]	1,861,348
			72,941,359

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 96.5% (continued)	Shares		Value ($)
Hong Kong - 10.8%
Brilliance China Automotive Holdings	1,488,000		1,892,278
China Mobile	704,500		8,005,011
China Mobile, ADR	16,053		922,566
China Resources Cement Holdings	4,650,000		1,517,325
China Resources Power Holdings	3,037,989		5,720,633
COSCO Pacific	7,966,228	[b]	10,637,704
Galaxy Entertainment Group	968,000		2,846,526
Lee & Man Paper Manufacturing	2,060,000		1,184,969
NWS Holdings	1,010,262		1,417,646
Parkson Retail Group	28,637,452		3,656,576
Shanghai Industrial Holdings	3,338,000		8,717,990
			46,519,224
Hungary - 1.2%
OTP Bank	80,693		1,664,645
Richter Gedeon	195,437		3,712,922
			5,377,567
India - 12.0%
Bank of India	2,779,556		5,471,124
ICICI Bank	760,997		3,136,808
IDFC	205,230		163,340
India Cements	4,602,770	[a]	6,123,156
NMDC	1,826,829		2,602,317
NTPC	1,884,566		3,698,611
Oriental Bank of Commerce	809,514		1,896,416
Power Grid Corporation of India	1,358,935		2,771,824
Punjab National Bank	1,173,173		2,547,676
Reliance Industries	762,911		11,031,273
Rolta India	1,422,326		2,164,527
South Indian Bank	206,359		61,919
State Bank of India	1,922,428		7,216,135
Steel Authority of India	3,202,924		2,195,989
Vedanta	600,651		810,570
			51,891,685
Indonesia - .6%
Astra International	5,533,500		2,369,786
Malaysia - .7%
CIMB Group Holdings	2,865,153		3,023,731
Mexico - 2.2%
Alpek	996,140		1,583,297

Common Stocks - 96.5% (continued)	Shares		Value ($)
Mexico - 2.2% (continued)
Consorcio ARA	2,460,800		921,784
Controladora Vuela Compania de Aviacion, ADR	104,010	[a]	1,839,937
Grupo Financiero Banorte, Ser. O	213,030		1,142,362
Grupo Financiero Santander Mexico, Cl. B, ADR	421,154		4,080,982
			9,568,362
Poland - 2.1%
Energa	348,369		1,176,733
Powszechna Kasa Oszczednosci Bank Polski	765,874	[a]	5,107,659
Powszechny Zaklad Ubezpieczen	280,830		2,682,480
			8,966,872
Qatar - .1%
Commercial Bank of Qatar	22,151		274,306
Russia - 4.2%
Gazprom, ADR	1,050,753		4,340,661
Lukoil	118,261		4,556,596
MegaFon, GDR	202,855		3,073,253
Rosneft, GDR	331,484		1,332,566
Sberbank of Russia, ADR	702,978		4,710,656
			18,013,732
South Africa - 1.6%
Aveng	254,622	[a]	47,028
Barclays Africa Group	211,211		2,321,480
Imperial Holdings	227,285		2,389,040
Standard Bank Group	226,817		2,037,211
			6,794,759
South Korea - 20.0%
E-Mart	24,846		4,591,377
Hyundai Engineering & Construction	98,266		2,711,108
Hyundai Mobis	28,401		6,118,949
Hyundai Motor	55,377		7,053,329
KB Financial Group	375,386		11,426,412
Korea Electric Power	124,463		5,260,968
KT	46,965	[a]	1,214,630
KT, ADR	241,666	[a]	3,214,158
LG Chem	14,022		3,850,435
LG Electronics	91,697		4,291,678
Lotte Shopping	24,137		4,898,057
POSCO	20,664		3,015,600
POSCO, ADR	18,330		667,395

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 96.5% (continued)	Shares	Value ($)
South Korea - 20.0% (continued)
Samsung Electronics	20,004	22,179,643
Shinhan Financial Group	95,998	3,436,049
Shinsegae	10,755	2,326,434
		86,256,222
Taiwan - 8.3%
Advanced Semiconductor Engineering	2,044,840	2,151,837
Casetek Holdings	421,000	2,076,497
Compal Electronics	5,065,000	2,808,544
Hon Hai Precision Industry	1,891,340	4,867,121
MediaTek	649,000	5,179,355
Nan Ya Printed Circuit Board	1,135,020	1,128,344
Radiant Opto-Electronics	952,570	2,492,172
Shin Kong Financial Holding	17,994,713	3,947,128
Simplo Technology	643,000	2,206,237
Taiwan Semiconductor Manufacturing	1,473,638	6,275,218
United Microelectronics	7,646,845	2,776,028
		35,908,481
Thailand - 2.3%
Bangkok Bank	1,417,060	6,761,084
Thai Oil	1,909,100	3,116,137
		9,877,221
Turkey - .9%
Turkiye Halk Bankasi	987,570	3,695,019
Turkiye Sise ve Cam Fabrikalari	1	1
		3,695,020
United Arab Emirates - .6%
Emaar Properties	1,739,680	2,733,201
United States - 2.3%
iShares MSCI Emerging Markets ETF	291,931	9,922,735
Total Common Stocks (cost $482,565,769)		415,992,416
Preferred Stocks - 2.1%	Shares	Value ($)
Brazil - 2.1%
Banco do Estado do Rio Grande do Sul, Cl. B	1,834,100	2,583,573
Gerdau	961,600	1,516,092
Itau Unibanco Holding	21,780	156,440
Itausa - Investimentos Itau	569,168	1,066,546
Marcopolo	1,972,000	1,146,808
Metalurgica Gerdau	55,400	28,351
Randon Participacoes	2,820,000	1,960,662

Preferred Stocks - 2.1% (continued)	Shares		Value ($)
Brazil - 2.1% (continued)
Telefonica Brasil	41,700		398,785
(cost $17,159,123)			8,857,257
Other Investment - .8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $3,385,899)	3,385,899	[c]	3,385,899
Total Investments (cost $503,110,791)	99.4%		428,235,572
Cash and Receivables (Net)	.6%		2,791,031
Net Assets	100.0%		431,026,603

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt

aNon-income producing security.
bThe valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At November 30, 2015, the value of this security amounted to $10,637,704, or 2.5% of net assets.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	31.6
Information Technology	14.1
Consumer Discretionary	10.1
Energy	9.2
Materials	9.2
Industrials	8.3
Telecommunication Services	6.8
Utilities	5.3
Consumer Staples	3.1
Health Care	.9
Money Market Investment	.8
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	499,724,892	424,849,673
Affiliated issuers	3,385,899	3,385,899
Cash		489,184
Cash denominated in foreign currency	1,615,469	1,518,499
Receivable for investment securities sold		2,238,450
Dividends receivable		466,123
Receivable for shares of Common Stock subscribed		73,024
Prepaid expenses		41,003
		433,061,855
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,020,183
Payable for investment securities purchased		438,855
Payable for shares of Common Stock redeemed		397,345
Interest payable—Note 2		1,395
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		187
Accrued expenses		177,287
		2,035,252
Net Assets ($)		431,026,603
Composition of Net Assets ($):
Paid-in capital		739,402,702
Accumulated undistributed investment income—net		3,013,455
Accumulated net realized gain (loss) on investments		(236,371,544)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(75,018,010)	[a]
Net Assets ($)		431,026,603

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	64,843,969	7,939,126	314,790,582	43,452,926
Shares Outstanding	8,102,459	1,019,517	39,206,873	5,404,342
Net Asset Value Per Share ($)	8.00	7.79	8.03	8.04

a Net of $48,297 deferred capital gains tax.

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $906,042 foreign taxes withheld at source):
Unaffiliated issuers	7,586,499
Affiliated issuers	1,804
Total Income	7,588,303
Expenses:
Management fee—Note 3(a)	3,017,714
Shareholder servicing costs—Note 3(c)	549,715
Custodian fees—Note 3(c)	395,481
Professional fees	66,069
Directors’ fees and expenses—Note 3(d)	42,656
Prospectus and shareholders’ reports	38,168
Registration fees	35,264
Distribution fees—Note 3(b)	35,164
Loan commitment fees—Note 2	3,099
Interest expense—Note 2	1,507
Miscellaneous	21,923
Total Expenses	4,206,760
Less—reduction in expenses due to undertaking—Note 3(a)	(484,157)
Less—reduction in fees due to earnings credits—Note 3(c)	(51)
Net Expenses	3,722,552
Investment Income—Net	3,865,751
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(35,385,683)
Net realized gain (loss) on forward foreign currency exchange contracts	(107,944)
Net Realized Gain (Loss)	(35,493,627)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(71,513,556)	[a]
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(199)
Net Unrealized Appreciation (Depreciation)	(71,513,755)
Net Realized and Unrealized Gain (Loss) on Investments	(107,007,382)
Net (Decrease) in Net Assets Resulting from Operations	(103,141,631)

a Including the effects of net increase in deferred capital gains tax of $41,231.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015
Operations ($):
Investment income—net	3,865,751	6,040,538
Net realized gain (loss) on investments	(35,493,627)	3,684,299
Net unrealized appreciation (depreciation) on investments	(71,513,755)	(42,694,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	(103,141,631)	(32,969,892)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(841,798)
Class C	-	(15,172)
Class I	-	(6,328,552)
Class Y	-	(1,074,385)
Total Dividends	-	(8,259,907)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,507,392	16,025,600
Class C	233,916	1,756,537
Class I	76,636,600	181,088,527
Class Y	2,957,592	128,256,228
Dividends reinvested:
Class A	-	802,003
Class C	-	13,914
Class I	-	6,285,796
Class Y	-	495,297
Cost of shares redeemed:
Class A	(14,009,951)	(76,186,670)
Class C	(1,653,707)	(3,999,731)
Class I	(77,521,029)	(403,884,991)
Class Y	(11,449,567)	(58,225,640)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(18,298,754)	(207,573,130)
Total Increase (Decrease) in Net Assets	(121,440,385)	(248,802,929)
Net Assets ($):
Beginning of Period	552,466,988	801,269,917
End of Period	431,026,603	552,466,988
Undistributed (distributions in excess of) investment income—net	3,013,455	(852,296)

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	777,612	1,557,623
Shares issued for dividends reinvested	-	86,423
Shares redeemed	(1,653,404)	(7,433,486)
Net Increase (Decrease) in Shares Outstanding	(875,792)	(5,789,440)
Class C
Shares sold	27,650	176,861
Shares issued for dividends reinvested	-	1,529
Shares redeemed	(202,899)	(407,723)
Net Increase (Decrease) in Shares Outstanding	(175,249)	(229,333)
Class I [a]
Shares sold	9,285,098	17,370,775
Shares issued for dividends reinvested	-	675,892
Shares redeemed	(9,306,525)	(39,671,216)
Net Increase (Decrease) in Shares Outstanding	(21,427)	(21,624,549)
Class Y [a]
Shares sold	357,599	11,898,567
Shares issued for dividends reinvested	-	53,315
Shares redeemed	(1,398,295)	(5,506,955)
Net Increase (Decrease) in Shares Outstanding	(1,040,696)	6,444,927

[a] During the period ended May 31, 2015, 10,967,201 Class I shares representing $118,833,049, were exchanged for 10,957,089 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.88	10.37	9.65	8.88	13.36	10.89
Investment Operations:
Investment income—net [a]	.06	.07	.08	.07	.10	.08
Net realized and unrealized gain (loss) on investments	(1.94)	(.47)	.70	.79	(3.39)	2.44
Total from Investment Operations	(1.88)	(.40)	.78	.86	(3.29)	2.52
Distributions:
Dividends from investment income-net	-	(.09)	(.06)	(.09)	(.12)	(.05)
Dividends from net realized gain on investments	-	-	-	-	(1.07)	-
Total Distributions	-	(.09)	(.06)	(.09)	(1.19)	(.05)
Net asset value, end of period	8.00	9.88	10.37	9.65	8.88	13.36
Total Return (%)[b]	(19.03)[c]	(3.84)	8.17	9.59	(24.70)	24.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[d]	1.86	1.87	1.82	1.78	1.78
Ratio of net expenses to average net assets	1.75[d]	1.66	1.67	1.75	1.78	1.78
Ratio of net investment income to average net assets	1.45[d]	.68	.80	.75	.92	.63
Portfolio Turnover Rate	38.42[c]	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	64,844	88,714	153,122	222,808	331,575	586,912

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.65	10.13	9.43	8.68	13.07	10.70
Investment Operations:
Investment income (loss)—net[a]	.03	(.01)	(.00)[b]	(.00)[b]	.01	(.02)
Net realized and unrealized gain (loss) on investments	(1.89)	(.46)	.70	.75	(3.31)	2.39
Total from Investment Operations	(1.86)	(.47)	.70	.75	(3.30)	2.37
Distributions:
Dividends from investment income-net	-	(.01)	-	(.00)[b]	(.02)	-
Dividends from net realized gain on investments	-	-	-	-	(1.07)	-
Total Distributions	-	(.01)	-	(.00)[b]	(1.09)	-
Net asset value, end of period	7.79	9.65	10.13	9.43	8.68	13.07
Total Return (%)[c]	(19.28)[d]	(4.61)	7.42	8.67	(25.30)	23.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.70[e]	2.62	2.65	2.62	2.57	2.56
Ratio of net expenses to average net assets	2.50[e]	2.42	2.46	2.55	2.57	2.56
Ratio of net investment income (loss ) to average net assets	.75[e]	(.08)	(.02)	(.04)	.14	(.12)
Portfolio Turnover Rate	38.42[d]	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	7,939	11,530	14,420	20,161	25,292	38,507

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.90	10.41	9.70	8.93	13.45	10.97
Investment Operations:
Investment income—net[a]	.07	.10	.10	.10	.12	.11
Net realized and unrealized gain (loss) on investments	(1.94)	(.48)	.71	.79	(3.42)	2.46
Total from Investment Operations	(1.87)	(.38)	.81	.89	(3.30)	2.57
Distributions:
Dividends from investment income-net	-	(.13)	(.10)	(.12)	(.15)	(.09)
Dividends from net realized gain on investments	-	-	-	-	(1.07)	-
Total Distributions	-	(.13)	(.10)	(.12)	(1.22)	(.09)
Net asset value, end of period	8.03	9.90	10.41	9.70	8.93	13.45
Total Return (%)	(18.89)[b]	(3.58)	8.42	9.89	(24.59)	24.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70[c]	1.63	1.60	1.57	1.56	1.57
Ratio of net expenses to average net assets	1.50[c]	1.43	1.41	1.50	1.56	1.57
Ratio of net investment income to average net assets	1.60[c]	.98	1.03	.99	1.15	.83
Portfolio Turnover Rate	38.42[b]	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	314,791	388,397	633,727	616,929	634,118	758,093

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

	Six Months Ended
	November 30, 2015	Year Ended May 31,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	9.90	10.42	9.04
Investment Operations:
Investment income—net[b]	.08	.05	.09
Net realized and unrealized gain (loss) on investments	(1.94)	(.42)	1.41
Total from Investment Operations	(1.86)	(.37)	1.50
Distributions:
Dividends from investment income-net	-	(.15)	(.12)
Net asset value, end of period	8.04	9.90	10.42
Total Return (%)	(18.79)[c]	(2.81)	15.84[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50[d]	1.42	2.01[d]
Ratio of net expenses to average net assets	1.30[d]	1.22	1.04[d]
Ratio of net investment income to average net assets	1.96[d]	.47	.96[d]
Portfolio Turnover Rate	38.42[c]	54.60	52.45
Net Assets, end of period ($ x 1,000)	43,453	63,825	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to ssek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	395,431,977	-	10,637,704	406,069,681
Equity Securities- Foreign Preferred Stocks†	8,857,257	-	-	8,857,257
Exchange-Traded Funds	9,922,735			9,922,735
Mutual Funds	3,385,899	-	-	3,385,899
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(187)	-	(187)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At May 31, 2015, $488,758,675 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Foreign Common Stock($)
Balance as of 5/31/2015	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	331,696
Purchases	-
Sales	-
Transfer into Level 3†	10,306,008
Transfer out of Level 3	-
Balance as of 11/30/2015	10,637,704
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 11/30/2015	331,696

†  Transfers into or out of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the extended halt of a foreign equity security.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2015 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 11/30/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,355,512	106,608,002	107,577,615	3,385,899.8

Certain affiliated investment companies may also invest in the fund. At November 30, 2015, Dreyfus Diversified International Fund, an affiliate of the fund, held 2,484,974 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $180,562,226 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2015. These long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2015 was as follows: ordinary income $8,259,907. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2015 was approximately $271,000 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from June 1, 2015 through October 1, 2016, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $484,157 during the period ended November 30, 2015.

During the period ended November 30, 2015, the Distributor retained $2,751 from commissions earned on sales of the fund's Class A shares and $2,881 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $35,164 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $90,290 and $11,721, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $20,932 for transfer agency services and $1,068 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $51.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $395,481 pursuant to the custody agreement.

During the period ended November 30, 2015, the fund was charged $5,249 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $458,243, Distribution Plan fees $5,053, Shareholder Services Plan fees $15,557, custodian fees $539,000, Chief Compliance Officer fees $1,765 and transfer agency fees $74,810, which are offset against an expense reimbursement currently in effect in the amount of $74,245.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended November 30, 2015, redemption fees charged and retained by the fund amounted to $10,360.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2015, amounted to $182,866,871 and $196,099,979, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized (Depreciation)($)
Purchases:
Deutsche Bank
Hong Kong Dollar
Expiring
12/1/2015	3,402,645	439,043	438,856	(187)
Gross Unrealized Depreciation				(187)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(187)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(187)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(187)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2015:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Deutsche Bank	(187)		-	-	(187)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2015:

Average Market Value ($)
Forward contracts	2,303,190

At November 30, 2015, accumulated net unrealized depreciation on investments was $74,875,219, consisting of $37,686,215 gross unrealized appreciation and $112,561,434 gross unrealized depreciation.

At November 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

NOTES

For More Information

Dreyfus Emerging Markets Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0327SA1115

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)